UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 12, 2006

Genesee & Wyoming Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31456	06-0984624
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

66 Field Point Road, Greenwich, Connecticut		06830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203-629-3722

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On July 17, 2006, Genesee & Wyoming Inc. issued a press release announcing that its Mexican subsidiary, Compania de Ferrocarriles Chiapas-Mayab, S.A. de C.V. ("FCCM") received a letter indicating that the Ministry of Communications and Transportation intends to fund 75% of the cost to rebuild a portion of FCCM's rail line in the State of Chiapas. The press release, filed as Exhibit 99.1, and the information set forth therein is filed under this Item 8.01 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) None

(b) None

(c) None

(d) Exhibits

The following exhibits are filed or furnished herewith:

EXHIBIT NO AND DESCRIPTION
99.1- Press Release, dated July 17, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genesee & Wyoming Inc.

July 17, 2006	By:	/s/ John C. Hellmann

Name: John C. Hellmann
Title: President

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated July 17, 2006, Announcing Receipt of Government Proposal to Rebuild Rail Line in Southern Mexico